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                                                                    EXHIBIT 23.2


            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 25, 2004, in the Registration Statement (Form S-1) and related Prospectus of LHC Group, LLC dated November 24, 2004.


                                                           /s/ Ernst & Young LLP

New Orleans, Louisiana
November 22, 2004